Goldman Sachs Trust

Goldman Sachs Single Country Funds

Class A, Class C, Institutional and Class IR Shares of

Goldman Sachs Brazil Equity Fund

Goldman Sachs India Equity Fund

Goldman Sachs Korea Equity Fund

Supplement dated October 18, 2012 to the

Prospectus (“Prospectus”) and Summary Prospectuses dated February 28, 2012, as amended to date

On October 18, 2012, the Board of Trustees of the Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate three series of the Trust, the Goldman Sachs Brazil Equity Fund, Goldman Sachs India Equity Fund and Goldman Sachs Korea Equity Fund (each, a “Fund” and collectively, the “Funds”). After careful consideration of a number of factors, the Board concluded that it is in the best interest of each Fund’s shareholders to liquidate each Fund. Each Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about November 30, 2012 (the “Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. As of the close of business on October 18, 2012, shares of the Funds will no longer be available for purchase by investors. To the extent there are any dividend or distribution payments made prior to the Liquidation Date, they will continue to be paid either in cash or in additional shares of a Fund, depending on each shareholder’s current election, as discussed in the Prospectus.

Liquidation of Assets. On or after October 18, 2012, the Funds may depart from their stated investment objectives and policies as they prepare to distribute their assets to investors. In connection with the liquidation, all shares of the Funds outstanding on the Liquidation Date will be automatically redeemed by the Funds. Each shareholder of record on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in each Fund’s net assets plus accrued and unpaid earnings of the Fund at the time of liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof in cash or in kind, as provided in the Prospectus. Shareholders may also exchange their shares for shares of the same class of another Goldman Sachs Fund at net asset value without imposition of an initial sales charge or a contingent deferred sales charge. Redemptions of shares by current shareholders between October 19, 2012 and the Liquidation Date will not be subject to any applicable contingent deferred sales charge.

The “Investment Objective” section of each Fund’s Summary Prospectus and the “Summary—Investment Objective” section of the Prospectus relating to each Fund is hereby amended by inserting the following sentence after the existing disclosure:

Effective October 18, 2012, the Fund may depart from its investment objective as it prepares to liquidate and distribute its assets to investors.

The “Principal Strategy” section of each Fund’s Summary Prospectus and the “Summary—Principal Strategy” section of the Prospectus relating to each Fund is amended by inserting the following as the new first paragraph of the section:

Effective October 18, 2012, the Fund may depart from its principal investment strategies as described below as it prepares to liquidate and distribute its assets to investors.

This Supplement should be retained with your Prospectus for future reference.

SCFSTK 10-12